SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule
     240.14a-12

                     KANSAS CITY POWER & LIGHT COMPANY
             (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   ####

[form of shareholder letter]

[KCPL logo]

                                                              June 22, 1998

Dear KCPL Shareowner:

     We are very excited to be moving our company closer to a combination with Western Resources by bringing this proposal to you for a vote. The unique, creative approach we have taken with this transaction brings to shareowners the predictable earnings of a regulated electric company and also makes them shareowners in Western Resources, a diversified consumer services company with a strong growth profile. In addition, the combination of Westar Energy and Western Resources stock received will provide a consistent stream of dividends from diversified sources.

     The creation of Westar Energy will unite three proven and established regional electric utilities - KCPL, KGE and KPL - to create a larger electric utility positioned to compete in our changing industry. Headquartered in Kansas City, Westar Energy will bring together more than 300 collective years of experience in the industry, a history of operational excellence and community leadership. Westar Energy will serve more than one million customers, and will have more than $8 billion in assets and 8,000 megawatts of electric generation resources.

     Enclosed is a brochure that will help you understand how the creation of Westar Energy can bring additional value to your investment. YOUR BOARD OF DIRECTORS HAS CAREFULLY REVIEWED AND APPROVED THIS COMBINATION AND URGES YOU TO VOTE "FOR" THE PROPOSAL. Because approval by 67% of all outstanding shares is necessary to approve this proposal, we urge you to take advantage of your right to vote. If you have any questions, you may call a KCPL representative at 1-800-566-9061.

                                   Sincerely,

                                   /s/Drue Jennings

[form of shareholder brochure]

KANSAS CITY POWER & LIGHT
AND WESTERN RESOURCES
create...

[Westar Energy(TM) logo]

                    LEADING THE ELECTRIC ENERGY INDUSTRY

                    INCREASING SHAREOWNER VALUE

                    BUILDING GROWTH OPPORTUNITIES

                    ENHANCING CUSTOMER SERVICE

Vote "FOR" the KCPL/Western Resources proposal today!

Westar Energy...
is committed to delivering value to customers and increasing the value of your investment.

FEATURES
- Over 1 million customers
- More than $8 billion in assets
- Over 8,000 megawatts of electric generation resources
- Innovative value-added products and services

[transaction chart showing KCPL and Western Resources, KGE and KPL joining into Westar Energy, and KLT Inc. going to Western Resources]

                      Western Resources, Inc.
                      [dotted arrow up
                      from KLT Inc.]

   Western Resources        KLT,           KCPL
   electric operations      Inc.           electric operations
   KGE, KPL
      [arrow down to                         [arrow down to
      Westar(TM)                             Westar(TM)
      Energy]                                Energy]

                         Westar(TM)
                         Energy

[end of chart]

You and your fellow shareowners are being asked to vote on a proposal: to combine the proven and established electric utility operations of Kansas
City Power & Light and Western Resources into a new company. The new company, Westar Energy, will be a larger electric utility positioned to compete in a changing marketplace.

In addition, you will become an owner of Western Resources, a diversified consumer services company with a strong growth profile.

In the following pages, we will attempt to answer frequently asked questions about this transaction and its benefits.

Q.   WHAT HAPPENS TO MY STOCK WHEN THE COMBINATION TAKES PLACE?

A. You will exchange each share of your KCPL common stock for common share ownership in two companies:

                         KCPL COMMON STOCK

1. WESTERN RESOURCES COMMON STOCK: a fractional share of Western Resources common stock worth between $21.50 and $26.50(1)

                                   PLUS

2. WESTAR ENERGY COMMON STOCK: one share of Westar Energy common stock, estimated by KCPL and Western Resources to be worth approximately $10 to $12.(2)

(1) Based on the closing price of Western Resources common stock as reported on the NYSE Composite Tape on June 11, 1998, each share of KCPL common stock would have been converted into a fractional share of Western Resources common stock worth $23.50.

(2) Based on current market conditions and comparable publicly traded electric utilities' dividend yields and price-to-earnings ratios. There can be no assurance as to the actual prices at which Westar Energy stock will trade once listed on the NYSE. Actual prices could be significantly higher or lower than the estimated range.

YOU CAN DETERMINE APPROXIMATELY HOW MUCH STOCK YOU WILL RECEIVE WHEN THE COMBINATION IS COMPLETED:

[calculation workchart]

KCPL shares you currently own        [arrow pointing right]       ________

multiplied by the assumed exchange
ratio (for this example only) (1)                            x       .598
                                                                  ________
= approximate number of Western
  Resources shares you will receive  [arrow pointing right]       ________
                                                                  ________

       PLUS

KCPL shares you currently own       [arrow pointing right]        ________


multiplied by exchange ratio of
1 to 1                                                                x  1
                                                                  ________

=number of Westar Energy shares
 you will receive                                                 ________
                                                                  ________


(1)This number assumes a Western Resources common stock price of $39.25, which was its closing price on June 11, 1998, as reported on the NYSE Composite Tape. As of this date, each share of KCPL common stock would have been converted into a fractional share of Western Resources common stock worth $23.50. KCPL shareholders may call 800-621-0518 for the exact number of shares to be issued to them based on the most recent Western Resources Index Price.

[end of chart]

Q.   WHAT HAPPENS TO MY DIVIDEND?

A. KCPL and Western Resources have projected an initial annual dividend for Westar Energy for the first full year of operation of $0.72 per share. The actual dividend policy of Westar Energy will be dependent on numerous factors including current economic conditions, earnings and profitability. Western Resources currently pays an annual dividend of $2.14 per share of Western Resources common stock. However, there can be no assurances that the boards of directors of Western Resources and Westar Energy will declare dividends or the amounts of such dividends.

     You will have the option of placing the Western Resources shares you receive in the stock exchange directly into Western Resources direct stock purchase plan and the shares of Westar Energy received into a dividend reinvestment plan intended to be established by Westar Energy.

YOU CAN DETERMINE APPROXIMATELY HOW MUCH YOU WILL RECEIVE IN DIVIDENDS FROM EACH COMPANY:

[calculation workchart]

Western Resources shares received
(calculated on previous page)       [arrow pointing right]       ________

multiplied by Western Resources
current annual dividend per share
of $2.14(1)                                                      x  2.14
                                                                ________

=approximate Western Resources
 annual dividends in dollars you
 will initially receive (1)        [arrow pointing right]       ________
                                                                ________

       PLUS

Westar Energy shares received
 (calculated on previous page)     [arrow pointing right]       ________

multiplied by estimated Westar
Energy annual dividend per share
of $0.72 (1)                                                    x    .72
                                                                ________

= approximate Westar Energy
  annual dividends in dollars you
  will initially receive (1)       [arrow pointing right]       ________
                                                                ________

(1) There can be no assurances that the boards of directors of Westar Energy and Western Resources will declare dividends in the future, or if declared, the amount of such dividends.

Q.   WHY SHOULD I VOTE "FOR" THIS COMBINATION?

A.   The benefits of this transaction are four-fold:

- Westar Energy unites three well-known, successful electric utilities into one larger utility better positioned to grow and prosper in a deregulating marketplace.

- Shareowners will gain the predictable earnings of Westar Energy, a regulated electric utility, and will become owners in Western
   Resources, a diversified consumer services company with a strong growth profile.

- The combination of Westar Energy and Western Resources stock received will provide a consistent stream of dividends from diversified sources.

- The creation of Westar Energy is a strategic step toward becoming a leading national provider of electric energy and energy-related products and services.

Q.   WHY ARE WE JOINING WITH WESTERN RESOURCES?

A. Western Resources brings to this combination its history and commitment to growth and shareholder value:

- Total return for Western Resources shareowners exceeded 48% in 1997.(1)

- Investments in monitored security businesses in 1997 and 1998 created the second largest security business in America, with more than 1 million monitored security customers in 48 states.(1)

- A strategic alliance with ONEOK gives Western Resources 45% ownership in the nation's eighth largest natural gas distribution company.(1)

- Western Resources diversified properties helped increase its revenues in 1997 from the previous year.(1)

- Western Resources solid financial management reduced short-term debt in 1997.(1)

(1) As reported in Western Resources 1997 annual report

Q.   WHO WILL MANAGE WESTAR ENERGY?

A. John Hayes, Western Resources' current chairman and CEO, will hold the position of chairman of Westar Energy. Drue Jennings, KCPL's current chairman, president and CEO, will assume CEO responsibilities of Westar Energy. Both have used their expertise and management insight to achieve success in the electric utility industry.

A ten-member board of directors will govern Westar Energy. Initially, six positions will be appointed by Western Resources and four by KCPL.

Westar Energy will be headquartered in Kansas City, Missouri, with significant electric operations located in Wichita and Topeka, Kansas.

Q.   WHAT IS THE TIMETABLE FOR CLOSING THE TRANSACTION?

A. The combination is expected to be completed by mid-year 1999. Assuming KCPL and Western Resources shareowners grant approval of the combination and certain other matters at meetings scheduled on July 30, 1998, it must receive approval from the Kansas Corporation Commission, the Missouri Public Service Commission, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and other governmental agencies.

WE NEED YOUR VOTE!

Begin delivering value by voting "FOR" this proposal.

KCPL's Board of Directors approved this combination and encourages you to vote "FOR" the KCPL/Western Resources proposal on the proxy card enclosed if you have not already done so.

If you have any questions about the proxy information you received, you may contact a KCPL representative at the number below.

Morrow & Company
1-800-566-9061

[form of televote proxy card]

[KCPL Logo]

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     KANSAS CITY POWER & LIGHT COMPANY
              SPECIAL MEETING OF SHAREHOLDERS, JULY 30, 1998

The undersigned hereby appoints A.D. Jennings, J.S. Latz and B. J. Beaudoin, and each or any of them, proxies for the undersigned, with power of substitution, to vote the stock of the undersigned at the Special Meeting of Shareholders on July 30, 1998, and any adjournment of postponement thereof, on the proposed item, and in their discretion upon such other matters as may properly come before the meeting.

The shares represented by this Proxy will be voted as directed by the shareholder. If no direction is given when the duly signed Proxy is returned, such shares will be voted "FOR" the proposal.

     (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

[scissors clip art]   - - - - - - - - - - - - - -   [scissors clip art]

             [up arrow]    FOLD AND DETACH HERE    [up arrow]

                         YOUR VOTE IS IMPORTANT !

                     YOU CAN VOTE IN ONE OF TWO WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                    OR

2. Call TOLL FREE 1-888-698-8082 on a TOUCH-TONE telephone and follow the instructions on the reverse side. There is NO CHARGE for this call.

                                PLEASE VOTE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

Please mark your votes as indicated in this example [X]

1. Approval and adoption of the               FOR        AGAINST      ABSTAIN
   Amended and Restated Agreement and        [  ]         [  ]          [  ]
   Plan of Merger dated as of March 18,
   1998 by and among Western Resources,
   Inc., Kansas Gas and Electric Company,
   NKC, Inc. (to be renamed Westar Energy
   Inc.), and Kansas City Power & Light
   Company; and the merger of KCPL with
   and into Westar Energy.

2. A proposal to grant discretionary          FOR        AGAINST      ABSTAIN
   power to adjourn or postpone the Special  [  ]         [  ]          [  ]
   Meeting to solicit additional votes for
   Item 1 if required.

SPECIAL MEETING
Mark here if you plan to attend the Special Meeting   [  ]

***IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW***

                                             DATE        /      /1998

                                             ______________________________
                                             Signature
                                             ______________________________
                                             Signature, If Jointly Held

                                             If acting as Attorney,
                                             Executor, Trustee or in other
                                             representative  capacity,
                                             please sign name and title


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            [up arrow]     FOLD AND DETACH HERE     [up arrow]

        [telephone clip art]                     [telephone clip art]

                          VOTE   BY   TELEPHONE

                      QUICK* * * EASY* * * IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

-    There is NO CHARGE for this call.
- On a TOUCH-TONE Telephone call TOLL FREE 1-888-698-8082 24 hours per day -- 7 days a week.
- You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION #1:  TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS:
PRESS 1.

            WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

OPTION #2: IF YOU CHOOSE TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 0. YOU WILL HEAR THESE INSTRUCTIONS:

Proposal 1: To vote FOR, press 1;    AGAINST, press 9;    ABSTAIN, press 0.

The Instructions are the same for Proposal 2.

            WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF VOTED BY PHONE.

Call ** Toll Free ** On a Touch-Tone Telephone          [CONTROL NUMBER]
     1-888-698-8082 - ANYTIME
There is NO CHARGE to you for this call